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                                                            Exhibit 3

                                    [Border]



                             SAP Aktiengesellschaft
              Systems, Applications and Products in Data Processing
                                    Walldorf

                        Form of Global Share Certificate

                                       for

                         _______________ Ordinary Shares
                                  divided into

                        _______________ Individual Shares
                             No. 1 - _______________


In accordance with the Articles of Association, the holder of this Global Share Certificate is entitled to be the shareholder of ____________ Ordinary Shares of SAP Aktiengesellschaft Systems, Applications and Products in Data Processing, Walldorf.

Walldorf, [date]

SAP Aktiengesellschaft
Systems, Applications and Products in Data Processing

Supervisory Board                               Management Board



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Chair



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Second Signature
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                             SAP Aktiengesellschaft
              Systems, Applications and Products in Data Processing
                                    Walldorf

                             Form of Dividend Coupon
                        for the Global Share Certificate

                                       for

                         _______________ Ordinary Shares
                                  divided into

                        _______________ Individual Shares
                             No. 1 - _______________


The holder of this Global Dividend Coupon is entitled to secondary or accessory rights pertaining to the above-mentioned Global Share.

Walldorf, [date]

SAP Aktiengesellschaft
Systems, Applications and Products in Data Processing

Supervisory Board                               Management Board



--------------------                            --------------------
Chair



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